                                                                      EXHIBIT 16



HARTFORD ADVISERS HLS FUND, INC., HARTFORD BOND HLS FUND, INC., HARTFORD CAPITAL APPRECIATION HLS FUND, INC., HARTFORD DIVIDEND AND GROWTH HLS FUND, INC., HARTFORD GLOBAL ADVISERS HLS FUND, INC., HARTFORD INDEX HLS FUND, INC., HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC., HARTFORD MIDCAP HLS FUND, INC., HARTFORD MORTGAGE SECURITIES HLS FUND, INC., HARTFORD SERIES FUND, INC., HARTFORD SMALL COMPANY HLS FUND, INC., HARTFORD STOCK HLS FUND, INC., HARTFORD MONEY MARKET HLS FUND, INC. AND THE HARTFORD MUTUAL FUNDS, INC.,

                                POWER OF ATTORNEY

         Winifred E. Coleman                       Millard H. Pryor, Jr.
         Duane E. Hill                             Lowndes A. Smith
         George R. Jay                             John K. Springer
         William A. O'Neill                        David M. Znamierowski

do hereby jointly and severally authorize Kevin J. Carr, Daniel E. Burton or Katherine Vines Trumbull, to sign as their agent any Securities Act of 1933 and/or Investment Company Act of 1940 Registration Statement, pre-effective amendment or post-effective amendment and any Application for Exemption Relief or other filings with the Securities and Exchange Commission relating to each of the above-referenced investment companies.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.


   /s/ Winifred E. Coleman                  Dated          October 23, 2001
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Winifred E. Coleman



   /s/ Duane E. Hill                        Dated          October 23, 2001
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Duane E. Hill



   /s/ George R. Jay                        Dated          October 23, 2001
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George R. Jay



   /s/ William A. O'Neill                   Dated          October 23, 2001
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William A. O'Neill

   /s/ Millard H. Pryor, Jr.                Dated          October 23, 2001
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Millard H. Pryor, Jr.



   /s/ Lowndes A. Smith                     Dated          October 23, 2001
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Lowndes A. Smith



   /s/ John K. Springer                     Dated          October 23, 2001
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John K. Springer



   /s/ David M. Znamierowski                Dated          October 23, 2001
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David M. Znamierowski

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